UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2011

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

800 West Madison Street, Chicago, Illinois 60607

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (888) 422-6562

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Forward-Looking Statements

When used in this Current Report on Form 8-K and in other reports filed with or furnished to the Securities and Exchange Commission, in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to our future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected revenues, cost savings, synergies and other benefits from our merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the possibility that the expected benefits of the FDIC-assisted transactions we previously completed will not be realized, (3) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from loans we originate and loans we acquire from other financial institutions; (4) results of examinations by the Office of Comptroller of Currency and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan losses or write-down assets; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and net interest margin; (7) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (8) fluctuations in real estate values; (9) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (10) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (11) our ability to access cost-effective funding; (12) changes in financial markets; (13) changes in economic conditions in general and in the Chicago metropolitan area in particular; (14) the costs, effects and outcomes of litigation; (15) new legislation or regulatory changes, including but not limited to the Dodd-Frank Wall Street Reform and Consumer Protection Act and regulations adopted thereunder, changes in federal and/or state tax laws or interpretations thereof by taxing authorities, changes in laws, rules or regulations applicable to companies that have participated in the TARP Capital Purchase Program of the U.S. Department of the Treasury and other governmental initiatives affecting the financial services industry; (16) changes in accounting principles, policies or guidelines; (17) our future acquisitions of other depository institutions or lines of business; and (18) future goodwill impairment due to changes in our business, changes in market conditions, or other factors.

MB Financial, Inc. does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Set forth below are investor presentation materials.

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Mitchell Feiger, President and Chief Executive Officer Jill E. York, Vice President and Chief Financial Officer February, 2011 NASDAQ: MBFI Investor Presentation

Forward Looking Statements 1 When used in this presentation and in other filings with the Securities and Exchange Commission, in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will," "should," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to MB Financial, Inc.’s future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected revenues, cost savings, synergies and other benefits from our merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the possibility that the expected benefits of the FDIC-assisted transactions we previously completed will not be realized; (3) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from loans we originate and loans we acquire from other financial institutions; (4) results of examinations by the Office of Comptroller of Currency and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan losses or write-down assets; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and net interest margin; (7) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (8) fluctuations in real estate values; (9) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (10) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (11) our ability to access cost-effective funding; (12) changes in financial markets; (13) changes in economic conditions in general and in the Chicago metropolitan area in particular; (14) the costs, effects and outcomes of litigation; (15) new legislation or regulatory changes, including but not limited to the Dodd-Frank Wall Street Reform and Consumer Protection Act and regulations adopted thereunder, changes in federal and/or state tax laws or interpretations thereof by taxing authorities, changes in laws, rules or regulations applicable to companies that have participated in the TARP Capital Purchase Program of the U.S. Department of the Treasury and other governmental initiatives affecting the financial services industry; (16) changes in accounting principles, policies or guidelines; (17) our future acquisitions of other depository institutions or lines of business; and (18) future goodwill impairment due to changes in our business, changes in market conditions, or other factors. We do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Company Highlights Premier middle-market franchise in Chicago MSA Chicago-based bank with a strong position in affluent DuPage and Cook counties. Strategically located to have access to ~80% of middle-market companies in the Chicago MSA. Improving core pre-tax, pre-provision earnings Well-positioned for opportunistic acquisitions in core geographies Consolidator of failed banks (e.g. Broadway Bank, New Century Bank, Benchmark Bank, Corus Bank, InBank and Heritage Community Bank). Track record of being disciplined acquirer and experienced integrator. Strong liquidity and capital position Strong and experienced management team 2 2010 Q4 2009 Q4 2010 Q4 2010 Q3 ($mm) ($mm) Change ($mm) ($mm) Change Core pre-tax, pre provision earnings $52.5 $38.2 37.5% $52.5 $51.1 2.9% Net interest income (FTE) 87.3 77.4 12.8% 87.3 90.2 -3.3% Core other income 31.9 24.8 28.7% 31.9 29.9 6.6%  December 31, 2010 December 31, 2009 Tangible common equity to tangible assets 7.5% 6.2% Core funding to total funding 89.0% 87.0% CDs to total deposits 37.0% 45.0%

MB Financial is a leading commercial bank serving the Chicago market 3 Provides the majority of the funding for commercial lending business Provides 63% of deposits Provides 15% of loans High percentage of core funding Reduced reliance on CDs Focused on low-cost deposits, deposit service fees, and Business Banking Retail Banking Growing private bank that targets wealthy individuals Asset management and trust focus (~$3.9bn AUM) Brokerage services through branch network Focused on low-cost deposits, private banking, and asset management Wealth Management Largest, most developed business unit, drives company performance +11% CAGR in commercial loans since 2001 Lending and depository services to middle-market companies with revenues ranging from $5 to $100mm 95 calling officers with 20+ years average experience Treasury management products for companies of all sizes Focused on treasury management, low-cost deposits, leasing, cross-selling wealth management products Commercial Banking Lines of business Chicago MSA – 90 branches Branches strategically located in Chicago MSA have access to ~80% of middle-market companies Source: Company management, SNL Financial Note: Business line financial data as of December 31, 2010

Company Strategy Emerge from the current economic cycle stronger, more capable, and more profitable than at the beginning of the cycle. Accelerate growth of our non-interest business line/product profits. Reduce balance sheet risk and improve balance sheet profitability. Improve sales management. Control expenses. Keep the ratio of net non-interest expense to average assets at the low end of our peers. 4

Loans 5 Source: Company filings +11% CAGR Total loans: $6.6bn 2010 Q4 yield on loans: 5.52% Overall loan composition December 31, 2010 Lease loans $1,053mm (16%) Covered loans $812mm (12%) Construction $423mm (6%) Commercial real estate $2,177mm (33%) Commercial loans $1,207mm (18%) 1-4 Family and Home Equity $710mm (11%) Other Consumer loans $235mm (4%) $0.7 $0.8 $0.8 $0.9 $1.0 $1.4 $1.9 $2.2 $2.3 $1.1 $1.2 $1.4 $1.7 $2.0 $2.7 $2.8 $3.1 $3.1 $2.6 $1.8 $2.0 $2.3 $2.7 $3.0 $4.1 $4.7 $5.3 $5.4 $4.9 $2.3 $0 $1 $2 $3 $4 $5 $6 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 $0 $1 $2 $3 $4 $5 $6 Billions CRE (including construction real estate) C&I (including lease loans)

Asset Quality Statistics 6 Source: Company filings, press releases Consumer $29mm (8%) Construction $122mm (34%) Commercial Real Estate $159mm (44%) Commercial and Lease $53mm (15%) NPL composition December 31, 2010 Asset quality ratios as of December 31, 2010 Non-performing loans to total loans 5.5% Non-performing assets to total assets 4.2% Allowance for loan losses to non-performing loans 53.0% Allowance for loan losses to non-performing loans including partial charge-offs taken 67.7%  Non-Performing Commercial Related Loans Commercial Loans Outstanding ($mm) Percent of Total Loans Total NPLs ($mm) Percent of Loan Balance Reserved Inculding Partial Charge-Offs Total Construction Loans $423 6% $122 47%  Commercial and Lease Loans $2,260 34% $53 44%  Commercial Real Estate Loans  Industrial $523 8% $36 25%  Retail 474 7 47 39  Multifamily 461 7 30 40  Other 296 4 35 16  Office 218 3 10 44  Healthcare 204 3 0 0  Church and school 0 0 0 36  Total Commercial real estate Loans $2,176 33% $159 32%  Total Commercial Related Loans $4,859 73% $334 42%

Deposits 7 Source: Company filings Total deposits: $8.2bn 2010 Q4 cost of total funds: 0.83% Overall deposit composition December 31, 2010 NOW and MMDA $2,776mm (34%) Non-interest bearing $1,692mm (21%) Savings $698mm (8%) Brokered CDs $468mm (6%) Time and public funds $2,519mm (31%) 5% 47% 13% 19% 17% 47% 13% 18% 16% 6% 5% 44% 14% 20% 17% 7% 42% 14% 19% 17% 40% 16% 12% 16% 16% 10% 46% 8% 19% 17% 45% 9% 7% 23% 16% 13% 44% 6% 23% 15% 18% 32% 7% 6% 37% 6% 31% 8% 34% 21% $2.6 $2.8 $3.2 $3.7 $3.9 $5.6 $5.5 $6.5 $8.7 $8.2 $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 $10 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Billions . Brokered CDs Time and public funds Savings NOW and MMDA Non-interest bearing

Position in the Chicago MSA

2010 Chicago MSA Rankings

Rank	Institution	Branches	Total deposits in market ($mm)	Total market share (%)
1	JPMorgan Chase	424	49,199	17.2
2	Bank of America	185	31,953	11.2
3	Harris (Bank of Montreal)	228	27,056	9.5
4	PNC Financial Services	143	13,079	4.6
5	Northern Trust	16	12,671	4.4
6	Wintrust Financial	84	10,591	3.7
7	Citigroup	74	9,945	3.5
8	PrivateBancorp	19	9,021	3.2
9	Fifth Third	180	8,886	3.1
10	**MB Financial**	**90**	**8,445**	**2.7**
11	First Midwest	90	6,019	2.1
12	US Bancorp	86	5,857	2.1
13	Royal Bank of Scotland	113	5,659	2.0
14	FirstMerit	51	3,596	1.3
15	TCF Financial	207	3,399	1.2
	All other institutions	1,220	80,051	28.0
	MSA Total	**3,212**	**285,426**	**100.0**

2005 Chicago MSA Rankings

Rank	Institution	Branches	Total deposits in market ($mm)	Total market share (%)
1	JPMorgan Chase	326	38,407	16.0
2	ABN Amro (LaSalle Bank)	140	30,957	12.9
3	Harris (Bank of Montreal)	192	23,237	9.7
4	Northern Trust	18	8,461	3.5
5	Fifth Third	123	8,052	3.4
6	Royal Bank of Scotland	136	6,446	2.7
7	Wintrust Financial	55	6,019	2.5
8	Corus Bankshares	14	5,500	2.3
9	Citigroup	51	5,441	2.3
10	MAF Bancorp	49	4,904	2.0
11	National City	59	4,528	1.9
12	First Midwest	56	4,488	1.9
13	Bank of America	31	4,159	1.7
14	**MB Financial**	**39**	**3,770**	**1.6**
15	FBOP Corp	25	2,824	1.2
	All other institutions	1,686	82,474	34.4
	MSA Total	**3,000**	**239,667**	**100.0**

Source: SNL Financial
Note: Data as of December 31,2010 reflects acquisitions post December 31, 2010

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Market share of top banks in 10 largest U.S. MSAs 9 Market share of top 10 banks in 10 largest U.S. MSAs Market share of top 3 banks in 10 largest U.S. MSAs Source: SNL Financial as of November 2010 ` ` 38.7% 44.4% 36.2% 43.5% 47.5% 48.8% 39.1% 61.5% 57.3% 59.4% 38.1% 39.4% 44.9% 45.8% 48.1% 50.6% 55.8% 58.4% 59.5% 59.7% 0% 20% 40% 60% 80% 100% Chicago Miami Washington Los Angeles New York Boston Philadelphia Atlanta Houston Dallas 2010 2005 57.4% 70.4% 73.1% 68.5% 72.7% 70.2% 77.1% 74.6% 77.9% 76.0% 62.9% 65.3% 83.3% 76.9% 75.6% 74.4% 83.7% 78.5% 81.1% 74.7% 0% 20% 40% 60% 80% 100% Chicago Miami Washington Los Angeles New York Boston Philadelphia Atlanta Houston Dallas

Market dislocation may create in-market opportunities 12 banks with assets greater than $100mm have failed in the Chicago MSA since December 31, 2009 MB Financial acquired 2 since December 31, 2009 (Broadway and New Century) 10 Source: SNL Financial, Company filings as of December 31, 2010 and December 31, 2009, respectively 1 Texas Ratio = Non-performing assets divided by (total tangible equity plus loan loss reserve) 157 banks in Chicago MSA with assets greater than $100mm, as of December 31, 2010 Number of local banks < 50% MB is here (39%) >= 50% & < 75% >= 75% & < 100% >= 100% Number of local banks < 5% >= 5% & < 10% >= 10% MB is here (4.21%) 55% 12% 11% 22% 55% 29% 16% Texas Ratio Frequency 1 NPAs / Assets Frequency Number of local banks Number of local banks 58% 16% 10% 16% < 50% >= 50% & < 75% >= 75% & < 100% >= 100% < 5% >= 5% & < 10% >= 10% 63% 24% 13% MB was here (41%) MB was here (2.84%) 19 101 36 40 82 22 13 30 85 42 26 95 22 13 December 31, 2009 December 31, 2010 December 31, 2009 December 31, 2010

11 Skilled Acquirer Thirteen acquisitions over the last ten years Disciplined financial analyses focused on: Internal rates of return Returns on invested capital Long-term per share earnings accretion Long track record of successful and rapid employee, customer, and systems integrations Ability to manage multiple integrations simultaneously Branch network size and location makes acquired branch consolidations more likely resulting in enhanced expense savings Separate dedicated asset management team for FDIC-assisted transactions Company culture suited for acquisitions

Track record of being a disciplined acquirer and experienced integrator

First Lincolnwood (Lincolnwood, IL)
- December 27, 2001
- $35mm all cash
- Acquired $227mm in assets and $183mm in deposits

LaSalle Systems Leasing, Inc.
- July 22, 2002
- $31mm cash, $5mm MBFI stock, $4mm in deferred payments

First SecurityFed Financial (Chicago, IL)
- January 9, 2004
- $67mm in stock; $73mm cash
- Acquired $501mm in assets and $314mm in deposits

Cedar Hill Associates, LLC (Chicago, IL)
- April 18, 2008
- Asset management firm with approximately $960mm in assets under management
- Acquired 80% interest

InBank (Oak Forest, IL)
- September 4, 2009
- FDIC-assisted transaction
- Acquired $101mm in loans (net of discount) and $122mm in core deposits

Benchmark Bank (Aurora, IL)
- December 4, 2009
- FDIC-assisted transaction
- Entered into a loss-sharing agreement with the FDIC on all purchased assets
- Acquired $104mm in loans (net of discount) and $95mm in core deposits

Broadway Bank (Chicago, IL)
- April 23, 2010
- FDIC-assisted transaction
- Entered into a loss-sharing agreement with the FDIC on all purchased assets
- Acquired $786mm in loans (net of discount) and $202mm in core deposits

2001 | 2002 | 2004 | 2006 | 2008 | 2009 | 2010

MidCity Financial (Chicago, IL)
- April 19, 2001
- $275mm all stock
- Merger of equals
- Combined assets and deposits of $3,465mm and $2,822mm, respectively

South Holland Bancorp (South Holland, IL)
- November 1, 2002
- $93mm all cash
- Acquired $532mm in assets and $454mm in deposits

First Oak Brook Bancshares (Oak Brook, IL)
- May 1, 2006
- $297mm in stock; $74mm cash
- Acquired $2,362mm in assets and $1,914mm in deposits

Heritage Community Bank (Glenwood, IL)
- February 27, 2009
- FDIC-assisted transaction
- Entered into a loss-sharing agreement with the FDIC on all purchased assets
- Acquired $158mm in loans (net of discount) and $209 in core deposits

Corus Bank (Chicago, IL)
- September 11, 2009
- FDIC-assisted transaction
- Acquired $6.5bn in deposits, of which MB Financial plans to retain $1.6bn - $2.0bn of core local deposits

New Century Bank (Chicago, IL)
- April 23, 2010
- FDIC-assisted transaction
- Entered into a loss-sharing agreement with the FDIC on all purchased assets
- Acquired $407mm in loans (net of discount) and $270mm in core deposits

Source: Company filings
Note: Transaction dates indicate announcement date

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Broadway Bank Transaction 13 Source: Company financial information 1 Excludes CD Rateline deposits Transaction overview Key transaction metrics On April 23, 2010, Broadway Bank, Chicago, Illinois, was closed; FDIC was appointed receiver MB Financial (MBFI) assumed all of the deposits of Broadway Bank at no premium and certain assets at a discount of 19.6% The FDIC will reimburse MBFI for 80% of charge-offs on assets subject to loss share of approximately $862mm 32% of local deposits are low cost (DDA, Savings, MMDA or NOW), with an average age of 8.5 years and weighted average cost of 0.39% 90-day option to assume leases Immediately accretive to MBFI Self capitalizing At announcement ($mm) Loans acquired 786 OREO acquired 76 Asset (discount) (19.6%) Total deposits assumed 258 Local deposits assumed 1 202 Goodwill created 0 Pre - tax gain 61

New Century Bank Transaction 14 Source: Company financial information 1 Excludes QuickRate deposits Transaction overview Key transaction metrics On April 23, 2010, New Century Bank, Chicago, Illinois, was closed; FDIC was appointed receiver MB Financial (MBFI) assumed all of the deposits of New Century Bank at no premium and certain assets at a discount of 9.1% The FDIC will reimburse MBFI for 80% of charge-offs on assets subject to loss share of approximately $425mm 34% of local deposits are low cost (DDA, Savings, MMDA or NOW), with an average age of 4 years and weighted average cost of 0.70% 90-day option to purchase the Bank’s owned premises and equipment or assume leases Immediately accretive to MBFI At announcement ($mm) Loans acquired 407 OREO acquired 18 Asset (discount) (9.1%) Total deposits assumed 426 Local deposits assumed 1 270 Goodwill created 0 Pre - tax gain 1

MB has achieved steady growth despite challenging market conditions...while managing expenses... 15 Core Pre-Tax, Pre-Provision Earnings¹ ($mm) Net non-interest expense / average assets2 (%) Net interest income ($mm) Net interest margin (%) Source: Company filings, SNL Financial Note: Chicago peers consist of banks headquartered in Chicago MSA with assets between $2.0bn and $15.0bn in 2010 and include: First Midwest, Old Second, PrivateBancorp, Taylor Capital, Wintrust 1 Core pre-tax, pre-provision earnings = net income before taxes excluding loan loss provision, non-core revenue and non-core expense 2Net non-interest expense / average assets = (core non-interest expense – core non-interest income)/average assets 2004 - 2010: 14% CAGR - MB 2004 - 2010: 15% CAGR - MB 149 169 188 212 221 251 340 95 109 117 127 190 252 279 2004 2005 2006 2007 2008 2009 2010 MBFI Chicago Peers Median 1.23 1.30 1.34 1.45 1.26 1.34 1.39 1.55 1.44 1.54 1.77 1.57 1.59 1.64 2004 2005 2006 2007 2008 2009 2010 MBFI Chicago Peers Median 90 97 100 110 117 120 194 45 53 62 50 44 131 136 2004 2005 2006 2007 2008 2009 2010 MBFI Chicago Peers Median 3.77 3.65 3.74 3.64 3.51 3.46 3.32 3.14 3.16 2.81 2.97 3.06 3.83 3.38 2004 2005 2006 2007 2008 2009 2010 MBFI Chicago Peers Median

16 1 Core pre-tax, pre-provision earnings = net income before taxes excluding loan loss provision, non-core revenue and non-core expense MB Financial’s Historical Core Pre-Tax, Pre-Provision Earnings1 $0 $10 $20 $30 $40 $50 $60 2008Q3 2008Q4 2009Q1 2009Q2 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 Millions 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% Annualized Percentage of Risk-Weighted Assets Dollars Percentage

MB Financial has maintained stronger capital levels than peers 17 Source: Company filings, SNL Financial Note: Chicago peers consist of median data for banks headquartered in Chicago MSA with assets between $2.0bn and $15.0bn and include: First Midwest, Old Second, PrivateBancorp, Taylor Capital, Wintrust TCE / TA (%) Tier I Ratio (%) Total Capital Ratio (%) TCE / RWA (%) 9.3 8.8 9.7 10.3 10.5 10.9 5.9 5.6 8.0 7.8 8.0 7.9 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 MBFI Chicago Peers Median 13.9 15.8 15.5 16.4 16.8 17.1 17.8 13.2 13.4 13.3 14.9 14.3 14.2 13.9 2009Q2 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 MBFI Chicago Peers Median 13.8 13.5 14.4 14.9 15.2 15.8 10.8 11.0 12.4 12.6 12.3 12.1 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 MBFI Chicago Peers Median 4.9 5.0 6.2 4.7 7.0 6.3 7.3 6.0 7.2 5.9 7.5 7.1 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 MBFI Chicago Peers Median

18 Source: Company filings, SNL Financial Note: Chicago peers consist of median data for banks headquartered in Chicago MSA with assets between $2.0bn and $15.0bn and include: First Midwest, Old Second, PrivateBancorp, Taylor Capital, Wintrust 1 Includes restructured loans and loans 90+ days past due and accruing NPAs1 / Assets (%) Reserves / Loans (%) Reserves / NPLs1 (%) Credit metrics comparable to local peers Construction Loans / Loans (%) 66 65 55 57 49 53 46 57 63 58 55 53 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 MBFI Chicago Peers Median 2.86 2.91 2.71 2.77 2.79 2.83 2.90 2.39 2.53 2.71 2.71 2.70 2.85 2.60 2009Q2 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 MBFI Chicago Peers Median 11 11 9 9 7 6 6 15 13 10 10 8 8 6 2009Q2 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 MBFI Chicago Peers Median 2.19 4.49 2.84 3.84 3.58 3.76 3.65 3.51 4.26 3.95 4.21 4.35 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 MBFI Chicago Peers Median

Summary Premier middle-market franchise in Chicago MSA Improving core pre-tax, pre-provision earnings Well-positioned for opportunistic acquisitions in core geographies Strong liquidity and capital position Strong and experienced management team 19

Appendix 20

Non-GAAP Disclosure Reconciliations

This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP). These measures include net interest margin on a fully tax equivalent basis; core pre-tax, pre-provision earnings; ratio of net non-interest expense to average assets and ratio of core pre-tax, pre-provision earnings, with net gains and losses on securities available for sale, net gains and losses on sale of other assets, net gains and losses on other real estate, acquisition related gains excluded from the non-interest income components and increase (decrease) in market value of assets held in trust for deferred compensation, and the FDIC special assessment expense, contributions to MB Charitable Foundation, executive separation agreement expense, unamortized issuance costs related to redemption of trust preferred securities, impairment charges and increase (decrease) in market value of assets held in trust for deferred compensation excluded from the non-interest expense components of these ratios; ratios of tangible common equity to risk weighted assets and tangible common equity to assets. Our management uses these non-GAAP measures in its analysis of our performance. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income and net interest margin on a fully tax equivalent basis, and accordingly believes that providing these measures may be useful for peer comparison purposes. Management also believes that by excluding net gains and losses on securities available for sale, net gains and losses on sale of other assets, net gains and losses on other real estate, acquisition related gains and increase (decrease) in market value of assets held in trust for deferred compensation from the non-interest income components and excluding the FDIC special assessment expense, contributions to MB Charitable Foundation, executive separation agreement expense, unamortized issuance costs related to redemption of trust preferred securities, impairment charges and increase (decrease) in market value of assets held in trust for deferred compensation from other non-interest expense the ratio of annualized net non-interest expense to average assets, this ratio better reflects our core operating performance. The other measures exclude the ending balances of acquisition-related goodwill and other intangible assets, net of tax benefit, in determining tangible stockholders' equity. Management believes the presentation of these other financial measures excluding the impact of such items provides useful supplemental information that is helpful in understanding our financial results, as they provide a method to assess management's success in utilizing our tangible capital. These disclosures should not be viewed as substitutes for the results determined to be in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

The following table reconciles net interest margin on a fully tax equivalent basis to net interest margin for the periods presented:

	2004	2005	2006	2007	2008	2009	2010
Net interest margin	3.67%	3.62%	3.41%	3.22%	3.03%	2.85%	3.72%
Plus: Tax equivalent effect	0.10%	0.12%	0.11%	0.11%	0.13%	0.12%	0.11%
Net interest margin, fully tax equivalent	3.77%	3.74%	352.00%	3.33%	3.16%	2.97%	3.83%

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mb

Non-GAAP Disclosure Reconciliations (continued) The following table presents a reconciliation of tangible common equity to common stockholders’ equity (in thousands): 22 September 30, December 31, March 31, June 30, September 30, December 31, 2009 2009 2010 2010 2010 2010 1,078,496 $ 1,057,658 $ 1,098,813 $ 1,151,104 $ 1,141,958 $ 1,150,682 $ Less: goodwill 387,069 387,069 387,069 387,069 387,069 387,069 Less: other intangible, net of tax benefit 25,582 24,510 23,529 22,879 23,585 22,853 665,845 $ 646,079 $ 688,215 $ 741,156 $ 731,304 $ 740,760 $ Common stockholders' equity - as reported Tangible common equity

Non-GAAP Disclosure Reconciliations (continued) The following table presents a reconciliation of tangible assets to total assets (in thousands): 23 September 30, December 31, March 31, June 30, September 30, December 31, 2009 2009 2010 2010 2010 2010 14,135,212 $ 10,865,393 $ 10,185,240 $ 10,657,965 $ 10,608,564 $ 10,320,364 $ Less: goodwill 387,069 387,069 387,069 387,069 387,069 387,069 Less: other intangible, net of tax benefit 25,582 24,510 23,529 22,879 23,585 22,853 13,722,561 $ 10,453,814 $ 9,774,642 $ 10,248,017 $ 10,197,910 $ 9,910,442 $ Total assets - as reported Tangible assets

Non-GAAP Disclosure Reconciliations (continued) 24 Annualized Net Non-interest Expense to Average Assets Calculation 2006 2007 2008 2009 2010 Non-interest expense 152,218 $ 191,506 $ 183,390 $ 223,750 $ 258,776 $ Adjustment for FDIC special assessment - - - 3,850 - Adjustment for contributions to MB Financial Charitable Foundation - 4,500 - - - Adjustment for executive separation agreement expense - 5,908 - - - Unamortized issuance costs related to redemption of trust preferred securities - 1,914 - - - Adjustment for impairment charges - - - 4,000 - Adjustment for increase (decrease) in market value of assets held in trust for deferred compensation 493 609 (1,657) 710 562 Non-interest expense - as adjusted 151,725 178,575 185,047 215,190 258,214 Other income 64,376 83,528 80,393 127,154 185,756 Less net gains (losses) on securities available for sale (445) (3,744) 1,130 14,029 18,648 Less net gains (losses on sale of other assets 860 10,097 (1,104) (13) 630 Less net gains (losses) on other real estate 222 140 455 (429) (9,284) Less acquisition related gains - - - 28,547 62,649 Less increase (decrease) in market value of assets held in trust for deferred compensation 493 609 (1,657) 710 562 Other income - as adjusted 63,246 76,426 81,569 84,310 112,551 Net non-interest expense 88,479 $ 102,149 $ 103,478 $ 130,880 $ 145,663 $ Average assets 6,602,070 7,910,610 8,240,344 9,777,288 10,506,028 Annualized net non-interest expense to average assets 1.34% 1.29% 1.26% 1.34% 1.39%

Non-GAAP Disclosure Reconciliations (continued) 25 Core pre-tax, pre-provision earnings December 31, March 31, June 30, September 30, December 31, 2009 2010 2010 2010 2010 Income (loss) before income taxes (13,944) $ (1,576) $ 28,355 $ (8,062) $ 1,835 $ Provision for loan losses 70,000 47,200 85,000 65,000 49,000 Pre-tax, pre-provision earnings 56,056 45,624 113,355 56,938 50,835 Non-core other income Net gains on sale of investment securities 239 6,866 2,304 9,482 (4) Net gain (loss) on sale of other assets 12 11 (99) 299 419 Net gain (loss) on other real estate owned (733) (3,299) 52 (3,913) (2,124) Acquisition related gains 18,325 - 62,649 - - 300 7 (39) (3) 597 Total non-core other income 18,143 3,585 64,867 5,865 (1,112) Non-core other expense FDIC special assessment - - - - - Impairment charges - - - - - 300 7 (39) (3) 597 Total non-core other expense 300 7 (39) (3) 597 Core pre-tax, pre-provision earnings 38,213 $ 42,046 $ 48,449 $ 51,070 $ 52,544 $ Risk-weighted assets 7,315,068 7,074,274 7,172,094 6,971,810 6,772,761 Annualized core pre-tax, pre-provision earnings to risk-weighted assets 2.07% 2.41% 2.71% 2.91% 3.08% Annualized pre-tax, pre-provision earnings to risk-weighted assets (without adjustments) 3.04% 2.62% 6.34% 3.24% 2.98% Three Months Ended Increase (decrease) in market value of assets held in trust for deferred compensation Increase (decrease) in market value of assets held in trust for deferred compensation

Non-GAAP Disclosure Reconciliations (continued) 26 Core pre-tax, pre-provision earnings December 31, March 31, June 30, September 30, 2009 2009 2009 2009 Income (loss) before income taxes (44,243) $ (54,282) $ 2,706 $ (12,324) $ Provision for loan losses 72,581 89,700 27,100 45,000 Pre-tax, pre-provision earnings 28,338 35,418 29,806 32,676 Non-core other income Net gains on sale of investment securities 24 9,694 4,093 3 Net gain (loss) on sale of other assets (874) 1 (38) 12 Net gain (loss) on other real estate owned - - - - Acquisition related gains - - - 10,222 - - - - Total non-core other income (850) 9,695 4,055 10,237 Non-core other expense FDIC special assessment - - 3,850 - Impairment charges - - - 4,000 - - - - Total non-core other expense - - 3,850 4,000 Core pre-tax, pre-provision earnings 29,188 $ 25,723 $ 29,601 $ 26,439 $ Risk-weighted assets 6,649,603 6,733,859 6,657,692 7,186,343 Annualized core pre-tax, pre-provision earnings to risk- weighted assets 1.75% 1.55% 1.78% 1.46% Annualized pre-tax, pre-provision earnings to risk- weighted assets (without adjustments) 1.69% 2.13% 1.80% 1.80% Three Months Ended Increase (decrease) in market value of assets held in trust for deferred compensation Increase (decrease) in market value of assets held in trust for deferred compensation

Non-GAAP Disclosure Reconciliations (continued) 27 Core pre-tax, pre-provision earnings 2006 2007 2008 2009 2010 Income (loss) before income taxes 90,237 $ 85,015 $ (7,830) $ (77,844) $ 20,552 $ Provision for loan losses 10,100 19,313 125,721 231,800 246,200 Pre-tax, pre-provision earnings 100,337 104,328 117,891 153,956 266,752 Non-core other income Net gains on sale of investment securities (445) (3,744) 1,130 14,029 18,648 Net gain (loss) on sale of other assets 860 10,097 (1,104) (13) 630 Net gain (loss) on other real estate owned 222 140 455 (429) (9,284) Acquisition related gains - - - 28,547 62,649 493 609 (1,657) 710 562 Total non-core other income 1,130 7,102 (1,176) 42,844 73,205 Non-core other expense FDIC special assessment - - - 3,850 - Contributions to MB Charitable Foundation - 4,500 - - - Executive separation agreement expense - 5,980 - - - Unamortized issuance costs related to redemption of trust preferred securities - 1,914 - - - Impairment charges - - - 4,000 - 493 609 (1,657) 710 562 Total non-core other expense 493 13,003 (1,657) 8,560 562 Core pre-tax, pre-provision earnings 99,700 $ 110,229 $ 117,410 $ 119,672 $ 194,109 $ Increase (decrease) in market value of assets held in trust for deferred compensation Increase (decrease) in market value of assets held in trust for deferred compensation

Mitchell Feiger, President and Chief Executive Officer Jill E. York, Vice President and Chief Financial Officer February, 2011 NASDAQ: MBFI Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, MB Financial, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 17th day of February, 2011.

MB FINANCIAL, INC.

By: /s/ Jill E. York
Jill E. York
Vice President and Chief Financial Officer
(Principal Financial and Principal Accounting Officer)

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